LONG-TERM DEBT AND CURRENT PORTION OF LONG TERM DEBT	6 Months Ended
Jun. 30, 2020
LONG-TERM DEBT AND CURRENT PORTION OF LONG TERM DEBT [Abstract]
LONG-TERM DEBT AND CURRENT PORTION OF LONG TERM DEBT
4. LONG-TERM DEBT AND CURRENT PORTION OF LONG TERM DEBT

2019 Senior Secured Credit Facility

On February 12, 2019, the Company entered into a five-year senior secured credit facility for $306.1 million (the “2019 Senior Secured Credit Facility”). Borrowings under the 2019 Senior Secured Credit Facility are secured by first priority mortgages over the vessels (excluding the three vessels delivered in 2018, see description below) and assignments of earnings and insurance. The loan is amortizing with a twenty-year maturity profile, carries a floating LIBOR interest rate plus a margin and matures in February 2024. Further, the agreement contains a discretionary excess cash mechanism for the lender that equals 50% of the net earnings from the collateral vessels, less capex provision and fixed loan amortization. The Company has incurred $13.0 million (including a non-cash portion of $6.1 million) in financing costs, which is amortized over the term of the loan and the outstanding loan balance is presented net of the costs. The agreement contains covenants that require a minimum liquidity of $30.0 million and a loan-to-vessel value ratio of maximum 70%.

As of December 31, 2019, the Company had $291.8 million drawn under the 2019 Senior Secured Credit Facility, where $18.7 million has been presented as Current Portion of Long-Term Debt. This included $3.4 million related to the excess cash flow mechanism payment for earnings generated in the fourth quarter of 2019 and payable in the first quarter of 2020.

The Company has repaid a total of $27.1 million of the facility in the six months ended June 30, 2020, and the outstanding balance of the facility was $264.7 million as of June 30, 2020. The Company has presented $47.2 million under Current Portion of Long-Term Debt, including $31.9 million related to the excess cash flow mechanism payment for earnings generated in the second quarter of 2020 and payable in the third quarter of 2020.

Subsequent to June 30, 2020, we have repaid in total $34.5 million, including the above mentioned instalment of $31.9 million and the outstanding balance as of the date of this report is $230.2 million.

Financing of 2018-built Vessels

The three 2018-built vessels were delivered in July, August and October 2018, respectively. Under the terms of the financing agreement, the lender has provided financing of 77.5% of the purchase price for each of the three 2018-built vessels. Upon delivery of each of the vessels, the Company entered into ten-year bareboat charter agreements. The Company has obligations to purchase each vessel for $13.6 million upon the completion of the ten-year bareboat charter agreements, and also has the option to purchase the vessels after sixty and eighty-four months. The financing agreements for the three vessels have a total effective interest rate ranging from 6.50% to 6.72% including a floating LIBOR element that is subject to annual adjustment. The Company has incurred $2.3 million in financing costs, which is amortized over the term of the financing arrangement and presented net of the outstanding loan balance. The financing agreement contains certain financial covenants requiring us to on a consolidated basis to maintain a minimum value adjusted equity of $175.0 million and ratio of 25%, minimum liquidity of $20.0 million; and a minimum vessel value to outstanding lease clause.

The outstanding amount under this financing arrangement was $116.1 million and $119.9 million as of June 30, 2020 and December 31, 2019, respectively, where $7.8 and $7.6 million has been presented as Current Portion of Long-Term Debt, respectively.

As of June 30, 2020, the Company has the following scheduled principal repayments required to be made under the Company's debt facilities as follows:

Debt repayments in $'000s	Total	2020*	2021	2022	2023	2024	Thereafter
2019 Senior Secured Credit Facility	264,699	39,588	15,305	15,305	15,305	179,196	-
Financing of 2018-built Vessels	116,116	3,879	7,960	8,327	8,711	9,138	78,101
Total	380,815	43,467	23,265	23,632	24,016	188,334	78,101

*Q3 and Q4 2020 repayments

The table above does not take into account future excess cash flow repayments related to the 2019 Senior Secured Credit Facility. The Company has repaid $27.1 million on the facility in the six months ended June 30, 2020 and classified an amount of $31.9 million payable in the third quarter of 2020 under Current Portion of Long Term Debt. This mechanism could further accelerate repayment of the facility in future quarters, subject to the tanker market generating future earnings that triggers excess cash repayments.

Liquidity Outlook

Cash and cash equivalents was $112.8 million and $48.8 million as of June 30, 2020, and December 31, 2019, respectively. Restricted cash was $18.4 million and $12.8 million as of June 30, 2020 and December 31, 2019, respectively. The restricted cash deposit is nominated and available for use for drydocking and other capex commitments related to the vessels used as collateral under the 2019 Senior Secured Credit Facility.

On March 29, 2019, the Company entered into an equity distribution agreement with B. Riley FBR, Inc., acting as a sales agent, under which we may, from time to time, offer and sell our common shares through an At-the-Market Offering (“ATM”) program having an aggregate offering price of up to $40,000,000. In the six months ended June 30, 2020, we have raised $15.3 million and $14.8 million of gross and net proceeds, respectively, and issued 2,459,083 common shares. As of June 30, 2020, the Company has raised cumulative gross and net proceeds (after deducting sales commissions and other fees and expenses) under the ATM of $33.8 million and $32.8 million, respectively, by issuing and selling 7,720,053 common shares. As of the date of this report, no further sales have been completed under the ATM program.

The Company monitors compliance with financial covenants on a regular basis and as at June 30, 2020, the Company was in compliance with the financial covenants in the debt facilities. The Company believes that the current cash, cash equivalents and restricted cash and cash expected to be generated from operations, together with the ATM program, are sufficient to meet the working capital needs and other liquidity requirements for the next 12 months from the date of this report.